Discontinued operations	12 Months Ended
Jun. 30, 2021
Text block [abstract]
Discontinued operations
29    Discontinued operations
On 28 September 2018, BHP completed the sale of 100 per cent of the issued share capital of BHP Billiton Petroleum (Arkansas) Inc. and 100 per cent of the membership interests in BHP Billiton Petroleum (Fayetteville) LLC, which held the Fayetteville assets, for a gross cash consideration of US$0.3 billion.
On 31 October 2018, BHP completed the sale of 100 per cent of the issued share capital of Petrohawk Energy Corporation, the BHP subsidiary which held the Eagle Ford (being Black Hawk and Hawkville), Haynesville and Permian assets, for a gross cash consideration of US$10.3 billion (net of customary completion adjustments of US$0.2 billion).
While the effective date at which the right to economic profits transferred to the purchasers was 1 July 2018, the Group continued to control the Onshore US assets until the completion dates of their respective transactions. As such the Group continued to recognise its share of revenue, expenses, net finance costs and associated income tax expense related to the operation until the completion date. In addition, the Group provided transitional services to the buyer, which ceased in July 2019.
The completion adjustments included a reduction in sale proceeds, based on the operating cash generated and retained by the Group in the period prior to completion, in order to transfer the economic profits from 1 July 2018 to completion date to the buyers. Therefore, the pre-tax
profit from operating the assets is largely offset by a
pre-tax
loss on disposal. Accordingly, the net loss from Discontinued operations predominantly relates to incremental costs arising as a consequence of the divestment, including restructuring costs and provisions for surplus office accommodation, and tax expenses largely triggered by the completion of the transactions.
There was no contribution of Discontinued operations for the year ended 30 June 2021 and the year ended 30 June 2020. The contribution of Discontinued operations included within the Group’s profit and cash flows for the year ended 30 June 2019 are detailed below:
Income statement – Discontinued operations

2019
US$M
Profit after taxation from operating activities	175

Net loss on disposal	(510)

Loss after taxation	(335)

Attributable to non-controlling interests	7
Attributable to BHP shareholders	(342)

Basic loss per ordinary share (cents)	(6.6)
Diluted loss per ordinary share (cents)	(6.6)

The total comprehensive income attributable to BHP shareholders from Discontinued operations was a loss of US$342 million in FY2019.
The conversion of options and share rights would decrease the loss per share for the year ended 30 June 2019 and therefore its impact has been excluded from the diluted earnings per share calculation.
Cash flows from Discontinued operations

2019
US$M
Net operating cash flows	474
Net investing cash flows (1)	(443)
Net financing cash flows (2)	(13)

Net increase in cash and cash equivalents from Discontinued operations	18

Net proceeds received from the sale of Onshore US	10,531
Less Cash and cash equivalents	(104)

Proceeds from divestment of Onshore US, net of its cash	10,427

Total cash impact	10,445

(1)	Includes purchases of property, plant and equipment of US$443 million.

(2)	Includes net repayment of interest bearing liabilities of US$6 million and dividends paid to non-controlling interests of US$7 million.
Net loss on disposal of Discontinued operations
Details of the net loss on disposal for the year ended 30 June 2019 is presented in the table below:

2019
US$M
Net assets	11,111

Less non-controlling interest share of net assets disposed	(168)

BHP Share of net assets disposed	10,943

Gross consideration	10,555
Less transaction costs	(54)
Income tax expense	(68)

Net loss on disposal	(510)